EXHIBIT 24


                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of June, 1996.




                                     /s/ James B Beard
                                         James B Beard

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of June, 1996.




                                     /s/ John S. Chamberlin
                                         John S. Chamberlin

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ Joseph P. Flannery
                                         Joseph P. Flannery

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ Horace Hagedorn
                                         Horace Hagedorn

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ James Hagedorn
                                         James Hagedorn

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ John Kenlon
                                         John Kenlon

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of June, 1996.




                                     /s/ Karen Gordon Mills
                                         Karen Gordon Mills

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ Tadd C. Seitz
                                         Tadd C. Seitz

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ Donald A. Sherman
                                         Donald A. Sherman

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ John M. Sullivan
                                         John M. Sullivan

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.



                                     /s/ L. Jack Van Fossen
                                         L. Jack Van Fossen

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.




                                     /s/ Paul D. Yeager
                                         Paul D. Yeager

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan hereby constitutes and appoints Tadd C. Seitz and Christiane W. Schmenk, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 1996.




                                     /s/ Todd R. White
                                         Todd R. White

                                   FORM S-8

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               POWER OF ATTORNEY

                              The Scotts Company